Exhibit 99.1

Thumzup Appoints Veteran Blockchain and Infrastructure Executive Chris Ensey to Board of Directors

●	Former Riot Blockchain CEO/COO and Founding Executive of Gryphon Digital Mining (now American Bitcoin Mining) Joins Thumzup Board Amid Pending DogeHash Merger

●	CEO of Aligned and Cybersecurity Innovator Brings Proven Expertise in Blockchain Operations, Infrastructure, and Risk Management

LOS ANGELES, Oct. 13, 2025 /PRNewswire/ — Thumzup Media Corporation (“Thumzup” or the “Company”) (NASDAQ: TZUP), a digital asset accumulator and advertising industry disruptor, today announced the appointment of Chris Ensey, CEO of Aligned, former CEO and COO of Riot Blockchain, and former Chief Technical Advisor of Gryphon Digital Mining (now American Bitcoin Mining Corp.), to its Board of Directors (“Board”), effective October 14, 2025. Ensey’s appointment comes at a pivotal moment as Thumzup prepares for its planned merger with Dogehash Technologies, Inc. (“DogeHash”) and accelerates its evolution into a diversified digital innovation enterprise.

A seasoned technology executive with more than two decades of experience in cybersecurity, infrastructure, and data center development, Ensey is uniquely positioned to guide the Company’s next phase of growth. He currently serves as Chief Executive Officer of Aligned, a data and technology firm focused on GPU (graphics processing unit) cloud services for AI and high performance computing applications. Ensey also co-founded Gulp Data, a vanguard in data valuation and financing.

Ensey’s career spans high-stakes roles across both public and private sectors. As COO and later interim CEO of Riot Blockchain, Ensey led strategic expansion and operational scaling during one of the most dynamic phases of the crypto market’s development. His expertise has been tapped by companies like Marathon Holdings and Gryphon Digital Mining (now American Bitcoin Mining). He has played a significant role in the building of several of the earliest institutional mining organizations in North America. At BlueVoyant, SafeNet, IBM, SAIC, and Dunbar Security Solutions, he advanced large-scale cybersecurity and infrastructure programs that continue to influence industry standards today.

“Chris brings an exceptional track record in technology and risk mitigation, experience that aligns perfectly with Thumzup’s evolving vision,” said Robert Steele, CEO of Thumzup. “As we continue advancing towards effectuating the DogeHash merger and expanding our presence in the digital asset ecosystem, his expertise will be invaluable in guiding Thumzup’s next chapter of growth and innovation.

“Joining Thumzup at this pivotal point in its growth presents an incredible opportunity to help shape the future of both digital marketing and crypto assets,” said Ensey. “I look forward to helping advance its mission of uniting technology, creativity, and financial innovation.”

Ensey’s appointment demonstrates Thumzup’s ongoing commitment to cultivating a Board with world-class experience across finance, technology, and digital assets. His perspective on security, scalability, and decentralized architectures will enhance Thumzup’s ability to execute on its post-merger blueprint, positioning the Company for market leadership and sustained value creation.

About Thumzup®

Thumzup Media Corporation is pioneering a new era of digital marketing and financial innovation. In parallel with the growth of its AdTech platform, Thumzup’s Board of Directors has authorized the company to strategically expand its treasury strategy beyond Bitcoin to include leading cryptocurrencies, such as Dogecoin, Litecoin, Solana, Ripple, Ether, and USD Coin, reinforcing the Company’s commitment to financial agility and innovation.

Legal Disclaimer

This press release contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These include, without limitation, our expectation that we will strategically transform into a leader in cryptocurrency mining, our expectation that we will successfully consummate the acquisition with DogeHash, our potential run rate with existing equipment and funds raised, our expectation that we will be able to secure additional miners, our expectation that we will achieve a market leadership, position, statements about our potential growth, and planned expansion. These statements are identified by the use of the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “continue,” “predict,” “potential,” “project” and similar expressions that are intended to identify forward-looking statements. All forward-looking statements speak only as of the date of this press release. You should not place undue reliance on these forward-looking statements. Although the Company believes that its plans, objectives, expectations and intentions reflected in or suggested by the forward-looking statements are reasonable, it can give no assurances that these plans, objectives, expectations or intentions will be achieved. Forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from historical experience and present expectations or projections including the possibility that DogeHash’s revenues will be reduced after the auditors review and audit its revenues and that the price of Dogecoin may drop based on market volatility. Actual results may differ materially from those in the forward-looking statements and the trading price for our common stock may fluctuate significantly. Forward-looking statements also are affected by the risk factors described in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Investors and security holders are urged to read these documents free of charge on the SEC’s website at: http://www.sec.gov. Except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

Additional Information About the Acquisition and Where To Find It

Thumzup intends to file with the SEC a proxy statement in connection with the proposed acquisition of DogeHash and will mail a definitive proxy statement and other relevant documents to Thumzup’s stockholders. The closing of the acquisition is conditioned upon the Company obtaining the required stockholder approvals, Nasdaq approval, receipt of a fairness opinion by the Company and customary closing conditions.

Thumzup’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement, and amendments thereto, the definitive proxy statement and the other relevant documents filed with the SEC in connection with Thumzup’s solicitation of proxies for its stockholders’ special meeting to be held to approve the transactions because the proxy statement will contain important information about Thumzup, DogeHash and the transactions. The definitive proxy statement will be mailed to stockholders of Thumzup as of a record date to be established for voting on the transactions. Investors may obtain a free copy of the proxy statement (if and when it becomes available) and other relevant documents filed by Thumzup with the SEC at the SEC’s website at www.sec.gov. Stockholders of Thumzup will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Thumzup Media Corporation, 10557-B Jefferson Blvd., Los Angeles, CA 90232, Attention: Investor Relations.

Participants in the Solicitation Legend

Thumzup, DogeHash, and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Thumzup and DogeHash in connection with the proposed transaction. Information about the directors and executive officers of Thumzup is set forth in its Amendment No. 1 to its Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on April 30, 2025. Additional information regarding the participants in the proxy solicitation, including TZUP and DogeHash directors and officers, and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement and other relevant materials filed with the SEC regarding the acquisition when available. Each of these documents is, or will be, available at the SEC’s website or by directing a request to Thumzup as described above under “Additional Information About the Acquisition and Where to Find It.”

SOURCE Thumzup Media Corporation